SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events [Text Block]
19.	SUBSEQUENT EVENT
In December 2019, novel coronavirus (COVID-19) was first reported to have surfaced in Wuhan, China. Subsequent to December 31, 2019, COVID-19 has spread rapidly to many parts of China and other parts of the world. The pandemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere. In accordance with government regulations to contain the outbreak of COVID-19, all the Group’s offline learning centers were temporarily closed since late January 2020.
Consequently, the COVID-19 outbreak has had, and will continue to have a materially adverse impact on the Group’s business, results of operations, financial position for 2020, including but not limited to revenues and collection of tuition fees. Because of the significant uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time. The Group also expects a net loss for the year ending December 31, 2020.
The Group is closely monitoring the situation and is proactively executing risk mitigation strategies to attenuate the impact of COVID-19. The Group is taking all measures necessary to preserve human life and the Group’s business along with taking several steps to further strengthen the financial position and improving financial liquidity, including launching online small-group classes, reducing capital expenditure and potential operating expenses while maintaining quality and safety standards and seeking additional financing. Based on these actions and assumptions regarding the impact of COVID-19, the Group believes that its current financial resources will be enough to fund the liquidity requirements for at least the next twelve months from April 17, 2020.